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                                                                   EXHIBIT 10.22

                              FIRST NAVAL MORTGAGE

                                  on the Vessel

                              DEEPWATER MILLENNIUM

                                   executed by

                             R&B FALCON CORPORATION,
                                  as Shipowner
                                       and

                                RBF FINANCE CO.,
                                  as Mortgagee


         FIRST NAVAL MORTGAGE dated April 12, 1999 by R&B Falcon Corporation, a corporation organized and existing under the laws of the State of Delaware with offices at 901 Threadneedle, Houston, Texas 77079, U.S.A. (the "Shipowner") to RBF Finance Co., a corporation organized and existing under the laws of the State of Delaware, with offices at 901 Threadneedle, Houston, Texas 77079, U.S.A. (the "Mortgagee").

         FIRST: The Shipowner represents, warrants and covenants that:

         A. The Shipowner is the sole owner of the whole of the vessel DEEPWATER MILLENNIUM, duly documented in the name of the Shipowner under the laws and flag of the Republic of Panama with Provisional Patente No. 28090-PEXT, Radio Call Letters 3FJA9, of 60,083.00 gross tonnage, 18,025.00 net tonnage, and 205.69 meters in length, 42.00 meters in width and 20.00 meters in depth (the "Vessel").

         B. The Shipowner has entered into a Loan Agreement (the "Loan Agreement") dated as of March 26, 1999 with the Mortgagee providing for advances to up to an aggregate amount of USD 209,900,000.

         Pursuant to the Loan Agreement, the Shipowner has executed and delivered to the Mortgagee its promissory notes in the aggregate amount of USD 209,900,000 (collectively, the "Note") and is justly indebted to the Mortgagee therefor. The Loan Agreement and Note, in the form of Exhibit A hereto evidences the obligation of the Shipowner under the Loan Agreement.

         C. The Shipowner has heretofore agreed to execute and deliver this First Naval Mortgage (the "Mortgage") on the Vessel to secure the Shipowner's indebtedness pursuant to the Loan Agreement



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and under the Note in the original principal amount of USD 209,900,000 and interest thereon and all other amounts payable hereunder and to secure as well the performance and observance of all agreements, covenants and conditions contained herein and contained in the Loan Agreement and the Note. The formula for the calculation of interest and the terms of its payment together with the terms of the repayment of principal are provided in the Loan Agreement.

         SECOND: In consideration of the premises and of other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the indebtedness pursuant to the Loan Agreement and the Note according to the terms thereof and the payment of all other sums that may hereafter be secured by this Mortgage in accordance with the terms hereof (all such indebtedness, interest and other sums being hereinafter sometimes collectively called the "Indebtedness hereby secured") and to secure as well the performance and observance of all agreements, covenants and conditions contained herein and contained in the Loan Agreement and the Note, the Shipowner hereby constitutes a first naval mortgage in accordance with the provisions of Chapter V Title IV of Book Second of the Code of Commerce and other pertinent legislation of the Republic of Panama in favor of the Mortgagee, its successors and assigns, upon one hundred percent (100%) of the Vessel, together with all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, apparel, furniture, fittings, equipment, spare parts and all other appurtenances (including without limitation drilling masts, rotary tables, substructures, draw work, engines, pumps, blowout prevention equipment, drill pipe and drill bits)to said Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and also any and all additions, improvements and replacements in general effected subsequently on or to the Vessel, or any part thereof, or appurtenance thereto, but always excluding therefrom leased equipment and equipment owned by third parties;

         PROVIDED, HOWEVER, and these presents are upon the condition, if the Shipowner or its successors or assigns shall pay or cause to be paid to the Mortgagee the Indebtedness hereby secured, as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Note and the Loan Agreement, and shall duly perform the agreements, covenants and conditions herein and in the Loan Agreement and the Note contained, then this Mortgage and the rights hereby granted shall cease and be void, otherwise to remain in full force and effect.

         THIRD: The Shipowner certifies that a true form of the Loan Agreement (including the Note) is attached to this Mortgage as Exhibit A and that the terms and conditions of the Loan Agreement



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and the Note are incorporated by reference into this Mortgage and form a part hereof.

         FOURTH: The Shipowner represents, warrants, covenants and agrees with the Mortgagee as follows:


                                   ARTICLE I.

                           Covenants of the Shipowner

         Section 1. The Shipowner agrees that it will promptly and faithfully pay or cause to be paid the Indebtedness hereby secured and that it will perform and observe all agreements, covenants and conditions express or implied contained herein and in the Loan Agreement and the Note.

         Section 2. The Shipowner is duly organized and validly existing as a corporation under the laws of the State of Delaware; it is duly authorized to mortgage the Vessel; all corporate action necessary as required by law for the execution and delivery of this Mortgage has been duly and effectively taken; and the Mortgage, the Note and the Loan Agreement are and will be valid obligations of the Shipowner enforceable in accordance with their terms.

         Section 3. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien or encumbrance whatsoever other than for current operating expenses incurred in the ordinary course of business (payment for which is not overdue) and for liens covered (in excess of approved deductibles) by insurance (collectively, the "Permitted Liens") or any commitment to make the Vessel available to any governmental authority for charter, or sale or use, and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

         Section 4. The Shipowner will comply with and satisfy all of the provisions of applicable law of the Republic of Panama in order to establish and maintain this Mortgage as a first naval mortgage thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same.

         Section 5. The Shipowner will not cause or permit the Vessel to be operated in any manner contrary to applicable law and the Shipowner will not engage in any unlawful trade or operations or violate any applicable law or carry any cargo that will unreasonably expose the Vessel to penalty, forfeiture or capture and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration of the Vessel under the laws and regulations of Panama and will at all times keep the Vessel duly documented thereunder.




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         Section 6. The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom; provided, however, that the Shipowner shall not be required to pay and discharge any such tax, assessment, governmental charge, fine or penalty so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and the Shipowner shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, fine or penalty so contested, and the Vessel shall not have been arrested or detained therefor.

         Section 7. Neither the Shipowner, any charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel, its freights, profits or hire, any lien whatsoever other than this Mortgage and Permitted Liens.

         Section 8. The Shipowner will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Vessel with her papers and will cause such certified copy and the Vessel's marine document to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee; and will place and prominently display in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type reading as follows:

                               "NOTICE OF MORTGAGE

         This Vessel is owned by R&B Falcon Corporation ("the Owner") and is subject to a First Naval Mortgage (the "Mortgage") in favor of RBF Finance Co., Mortgagee. Under the terms of said Mortgage neither the Owner, any Charterer, the Master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed or continued upon this Vessel any lien whatsoever other than said Mortgage and liens permitted by said Mortgage and liens for crew's wages, general average and salvage, a copy of which is available on board for inspection upon the request of any party having business with the Vessel."

         Section 9. Except for the lien of this Mortgage and Permitted Liens, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and in due course and in any event within thirty (30) days after the same becomes due and payable will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all such claims or demands, or will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.


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         Section 10. If a libel or complaint be filed against the Vessel or the
Vessel is otherwise attached, levied upon or taken into custody or sequestered by virtue of any legal proceeding in any court, the Shipowner will promptly notify the Mortgagee thereof by telefax or telex confirmed by letter, at its address specified in this Mortgage, and within thirty (30) days will cause the Vessel to be released and all liens thereon (other than the lien of this Mortgage and Permitted Liens) to be discharged and will promptly notify the Mortgagee thereof in the manner aforesaid. The Shipowner will notify the Mortgagee within forty-eight (48) hours after it has become known to the Shipowner of any average or salvage incurred by the Vessel.

         Section 11. (a) The Shipowner will at all times and without cost or expense to the Mortgagee upgrade, maintain and preserve, or cause to be upgraded, maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make it so, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service; and will keep the Vessel, or cause it to be kept in such condition as will entitle it to the highest classification and rating for vessels of the same age and type with American Bureau of Shipping, or other classification society which is a member of the International Association of Classification Societies and approved by the Mortgagee, and will at the time of execution of this Mortgage, and annually thereafter on the anniversary of the date of execution hereof will furnish to the Mortgagee a certificate by such classification society that such classification is maintained. The Vessel shall, and the Shipowner covenants that it will, at all times comply with all applicable laws, treaties and conventions to which the Republic of Panama is a party and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure type or speed of the Vessel or change in its rig without first receiving the written approval thereof by the Mortgagee.

         (b) The Shipowner agrees, following receipt of written request by the Mortgagee, to give the Mortgagee at least ten (10) days notice of the actual date and place of any survey of the Vessel in order that the Mortgagee may have representatives present if desired. The Shipowner agrees that at the Mortgagee's request it will satisfy the Mortgagee that the expense of such survey or work to be done thereat is within the Shipowner's financial ability and will not result in a claim or lien against the Vessel in violation of the provisions of this Mortgage.

         Section 12. (a) The Shipowner will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the Vessel and its cargo and papers, subject only to receipt of all



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necessary governmental approvals and consents of oil company operators, and, at the request of the Mortgagee, the Shipowner will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not.

         (b) The Shipowner hereby appoints the Mortgagee attorney-in-fact of the Shipowner, whether or not an event of default shall have occurred or is continuing, to appear before governmental bodies, classification societies and insurers and to demand and receive to the same extent that the Shipowner itself might, all information and certificates respecting (i) the corporate status of the Shipowner under the laws of its jurisdiction of incorporation or any other jurisdiction in which it may have qualified to do business, (ii) the status of the Vessel under the laws and regulations of its country of registration and its compliance with the requirements thereof, and (iii) the state of the records of the Vessel or of the Shipowner in respect of the Vessel in any classification society with which the Vessel may be classed or of any company, association or club by whom the Vessel or the Shipowner in respect of the Vessel may be insured; and the Shipowner hereby agrees that the Mortgagee may execute its powers as attorney-in-fact as aforesaid through its agents, representatives and attorneys. This power of attorney is coupled with an interest and shall be irrevocable as long as any indebtedness from the Shipowner to the Mortgagee remains outstanding.

         Section 13. The Shipowner will not transfer or change the flag or port of documentation of the Vessel without the prior written consent of the Mortgagee and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.

         Section 14. The Shipowner will not sell, mortgage, demise charter (other than to an affiliate) for a period longer than six (6) months, transfer or change the management of the Vessel without the prior written consent of the Mortgagee, and any such written consent to any one sale, mortgage, demise charter or transfer, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise charter or transfer of the Vessel. Any such sale, mortgage, demise charter (other than to an affiliate) or transfer of the Vessel shall be subject to the provisions of this Mortgage and the lien hereof.

         Section 15. (a) The Shipowner will cause to be carried and maintained on or in respect of the Vessel without expense to the Mortgagee, all risk equivalent Hull and Machinery and Protection and Indemnity insurance with responsible and reputable insurance companies, underwriters, associations, clubs or funds reasonably acceptable to the Mortgagee in an amount not less than the greater



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of (X) 110% of the amount of the outstanding Indebtedness hereby secured or (Y)
the fair market value of the Vessel's hull and machinery (the "agreed value"), war risk and protection and indemnity and insurances in such amounts (with such deductibles or franchises), against such risks (including but not limited to, loss of or damage to hull or machinery; protection and indemnity; war risks in the event the Vessel is located outside United States territorial waters or waters above the outer Continental Shelf of the United States, and pollution risks); in such form (including, without limitation, the form of the loss payable clause) and in U.S. currency as the Mortgagee shall from time to time reasonably require or approve and as provided hereafter; and providing for deductibles no greater than USD 1,000,000.00 per occurrence. The Shipowner shall maintain liability insurance including crew liability, cargo liability, pollution liability, contractual liability and removal of wreck insurance in amounts similar to that maintained by owners of similar vessels and reasonably acceptable to the Mortgagee or, without expense to the Mortgagee, have the Vessel fully entered in a responsible and reputable Protection and Indemnity Association or club in good standing and reasonably acceptable to the Mortgagee. The Shipowner will cause such association or club to issue to the Mortgagee a Letter of Undertaking or certificate or cover note, noting the Mortgagee's interest in such insurance in a form reasonably satisfactory to the Mortgagee. The Shipowner will furnish the Mortgagee from time to time on request and in any event at least annually a detailed report (including a list showing the insured value of the Vessel) signed by a firm of marine insurance brokers reasonably acceptable to the Mortgagee with respect to the insurance carried and maintained on the Vessel, together with its report as to the compliance of such insurance with the requirements of this Section 15. The Shipowner agrees that, unless the insurances by its terms provide that they cannot cease without the Mortgagee being informed and having the right to continue the insurances by paying any premiums not paid by the Shipowner, receipts showing payment of premiums for required insurance paid shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.

         (b) The Shipowner shall, at its own expense, furnish to the Mortgagee a breach of warranty endorsement, including Additional Perils Pollution, providing coverage for the Mortgagee in an amount equal to at least 110% of the amount of the Indebtedness hereby secured. Such mortgagee's breach of warranty endorsement insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Vessel through underwriters reasonably acceptable to the Mortgagee. The Vessel shall not undertake any construction operations, carry any cargoes or proceed in an area then excluded by trading warranties under its marine or war risk policies (including protection and indemnity) without obtaining all necessary additional coverage, reasonably satisfactory in form and substance to the Mortgagee; and evidence of which additional insurance shall be furnished to the Mortgagee.


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         (c) The Shipowner will cause the relevant insurance brokers to agree to, and the Shipowner hereby covenants and agrees that it will, advise the Mortgagee of any expiration, termination, nonrenewal, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Shipowner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel. To the extent obtainable from underwriters or brokers, all policies required hereby shall provide for not less than thirty (30) days prior written notice (ten (10) days with respect to non-payment of premiums and seven (7) days with respect to war risks) to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to this Article I, Section 15 shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy and any assignee of said assured.

         (d) Unless the Mortgagee shall otherwise agree, all insurance (other than any Protection and Indemnity Association or Club) must name the Mortgagee as an additional insured but without liability for premiums, club calls, assessments, warranties or representations, and all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Shipowner or others as interest may appear. Nevertheless, unless an Event of Default shall have occurred and is continuing (i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred; provided, however, if the Mortgagee shall give notice that the Shipowner is in default hereunder, all such payments shall be made to the Mortgagee (with the exception of payments made under employers liability, workman's compensation and similar insurances) until the Indebtedness hereby secured has been fully discharged, and (ii) unless an Event of Default has occurred or is continuing amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel not constituting an actual or constructive total loss, the underwriters may pay direct for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Shipowner as reimbursement therefor; provided, however, that if such amounts (including any franchise or deductible) are greater than USD 1,000,000.00 the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.



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         (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows:

                  (i) any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Shipowner or others shall be paid by the Mortgagee to, or as directed by, the Shipowner;

                  (ii) all amounts paid to the Mortgagee in respect of an actual or constructive or arranged total loss or requisition shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured in full;

                  (iii) so long as no Event of Default shall have occurred and be continuing all other amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be applied to the making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Shipowner relating to the Vessel, or may be paid to the Shipowner or whosoever may be entitled thereto;

                  (iv) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel may, in the Mortgagee's sole discretion, be held and applied to the prepayment of the Indebtedness hereby secured.

         (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

         (g) The Shipowner shall deliver to the Mortgagee certified copies or originals whenever so requested by the Mortgagee in writing, of all certificates of entry, cover notes, binders, evidences of insurance and policies for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same.

         (h) The Shipowner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or canceled, and that it will not permit or allow the Vessel to undertake any construction operations or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage to extend to such construction operations, risks or cargoes.


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         (i) In case any underwriter proposes to pay less on any claim of total loss (whether actual, constructive or compromised) than the amount thereof, the Shipowner shall forthwith inform the Mortgagee and the consent of the Mortgagee shall be required for any compromise thereof; and the Shipowner shall not agree to any adjustment or compromise of any such loss except for the highest amount reasonably obtainable thereon.

         (j) The Shipowner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Shipowner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade which the Vessel are from time to time engaged in and the cargo carried by it or the construction projects conducted by it.

         (k) Any provision of this Section 15 to the contrary notwithstanding, all aspects of the insurances on the Vessel (including risks covered, policy terms, deductibles, forms of loss payable clauses, and underwriters or clubs) shall at all times be fully satisfactory to and approved by the Mortgagee, acting in its sole discretion. The Shipowner shall cause any insurance broker arranging the insurances required by this Mortgage (who shall be approved by the Mortgagee) to issue its letter of undertaking to the Mortgagee with respect to such insurance matters as the Mortgagee shall request in accordance with usual commercial practice.

         Section 16. The Shipowner will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may, from time to time, make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees, necessary translation fees for documents made in a language other than English and other matters as the Shipowner is obligated herein to provide, but fails to provide. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner, secured by this Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged so to do, shall be under no obligation to the Shipowner to make any such expenditures, nor shall the making thereof relieve the Shipowner of any default in that respect.



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         Section 17. The Shipowner will fully perform any and all charter parties or contracts of affreightment which are, or may be, entered into with respect to the Vessel.

         Section 18. The Shipowner further covenants and agrees with the Mortgagee that, so long as any part of the Indebtedness hereby secured remains unpaid, there shall be no change in the ownership of the Vessel without the prior written consent of the Mortgagee.

         Section 19. (a) In the event of an actual or constructive or arranged total loss or seizure or forfeiture or requisition or other taking, or any sale, exchange, or other disposition of the Vessel by the Shipowner, whether or not with the consent of the Mortgagee, then and in each such case the Shipowner shall forthwith on demand prepay the Indebtedness hereby secured pursuant to
Section 2.3 of the Loan Agreement.

         (b) This Mortgage shall extend to and constitute a lien upon, and the Shipowner hereby grants the Mortgagee a security interest in, all proceeds resulting from any of the events mentioned in subsection (a) above as security for the Indebtedness hereby secured.

         (c) The Shipowner hereby irrevocably authorizes the Mortgagee to file and record financing statements under the Uniform Commercial Code in any jurisdiction where the same may be in force or under any legislation having similar effect for the purpose of perfecting or continuing the perfection of the security interests granted by the Shipowner to the Mortgagee herein without obtaining the signature of the Shipowner thereto. The Shipowner hereby irrevocably authorizes the Mortgagee to execute any such financing statement or similar document in the name of the Shipowner.


         Section 20. In the event that this Mortgage or any provision hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, then from time to time, the Shipowner will execute, on its own behalf, such other and further assurances and documents as in the opinion of the Mortgagee may be required more effectively to subject the Vessel to the payment of the Indebtedness hereby secured, as in this Mortgage provided, and the performance of the terms and provisions of this Mortgage, the Note and the Loan Agreement.

         Section 21. From time to time on the request of the Mortgagee, the Shipowner will furnish to the Mortgagee: (a) such favorable opinions of counsel, including Panamanian and United States legal opinions, satisfactory in form and substance to the Mortgagee and (b) such instruments executed by the Shipowner or on



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its behalf or by any or all officers, shareholders or directors of the Shipowner in each case relating to any of the transactions contemplated herein, including this Mortgage, as the Mortgagee may reasonably request.

                                   ARTICLE II.

                         EVENTS OF DEFAULT AND REMEDIES

         Section 1. In case any one or more of the following events herein termed "Events of Default" shall occur and be continuing:

                  (a) Any payment in respect of the Indebtedness hereby secured has not been received by the Mortgagee when due after giving effect to any applicable grace periods; or

                  (b) Any Event of Default has occurred under the Loan Agreement; or

                  (c) The statements in Sections 2 and 3 of Article I above shall prove to be untrue in a material way; or

                  (d) A default shall have occurred in the due and punctual observance and performance of any of the provisions of Sections 4, 5, 6, 9, 10, 11, 13, 14, 15, 16, 18 or 19 of Article I hereof; or

                  (e) A default by the Shipowner in the observance or performance of any other provision of this Mortgage unremedied for thirty (30) days after written notice thereof shall have been given to the Shipowner by the Mortgagee; or

                  (f) the Shipowner or any other obligor of any part of the Indebtedness hereby secured: (i) is dissolved or its legal status is lost or canceled by reason of any valid, judicial, extra-judicial, or administrative proceeding shall have occurred, or (ii) dies or is adjudicated a bankrupt, or (iii) shall admit in writing its inability to pay its debts as they fall due, or (iv) shall make a general assignment for the benefit of its creditors; or a receiver of the property or business of the Shipowner or any obligor on or guarantor of any part of the Indebtedness hereby secured is appointed by a court of competent jurisdiction;

then, upon the occurrence and continuance of one or more Events of Default, (and in each and every case), the Mortgagee shall have the right to:

                  (1) Declare the then unpaid Indebtedness hereby secured to be due and payable immediately, and upon such declaration, the same, including interest to the date of declaration, shall become and be immediately due and payable.



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                  (2) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the laws and regulations of the Republic of Panama or of any country wherein the Vessel may be found or of any other applicable jurisdiction.

                  (3) Bring suit at law, in equity or in admiralty, in any court of any nation of the world, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all of the properties of the Shipowner, whether covered by this Mortgage or otherwise.

                  (4) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel.

                  (5) Without being responsible for loss or damage, the Mortgagee may hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, day rates, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (6) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the Shipowner without charge, or to dock her at any other place at the cost and expense of the Shipowner.

                  (6) Sell the Vessel without judicial process and without being responsible for any loss or damage arising therefrom, except as may be directly and proximately caused by its willful misconduct, recklessness or gross negligence, in such place, time and manner as the Mortgagee may, in its sole judgment, deem fit. In the event that the Vessel shall be offered for sale by private sale, reasonable notice must be given to the Shipowner but need not be more than twenty (20) days before the private sale, and no newspaper publication of notice shall be required, nor notice of adjournment of sale; sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. At the sale, the Mortgagee may acquire the Vessel in satisfaction of all or a portion of the outstanding Indebtedness.

         It is expressly agreed that upon payment of the purchase price, the purchaser shall acquire good and peaceful title to the Vessel sold at any such non-judicial sale, and shall not be affected by any claim or potential claim of the Shipowner, whether or not such claim or potential claim comes to the knowledge of the purchaser.

         Any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

         Section 2. Any sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under them, from asserting any claim or right, title or interest therein or thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof.

         Section 3. The Mortgagee is hereby appointed attorney-in-fact of the Shipowner to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Shipowner, a good conveyance of the title to the Vessel so sold. In the event of any sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

         Section 4. The Mortgagee is hereby appointed attorney-in-fact of the Shipowner upon the happening of any Event of Default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Event of Default in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

         Section 5. Whenever any right to enter and take possession of the Vessel accrues to the Mortgagee, it may require the Shipowner to deliver, and the Shipowner shall on demand, at its own cost and expense, deliver to the Mortgagee the Vessel at the location designated by the Mortgagee.

         Section 6. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

         Section 7. The Shipowner covenants that upon the happening of and continuance of any one or more of the Events of Default, upon written demand of the Mortgagee, the Shipowner will pay to the Mortgagee the whole amount due and payable on the Indebtedness hereby secured together with any other amounts due hereunder or under the Loan Agreement; and in case the Shipowner shall fail to pay same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Mortgagee's agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it hereunder. All moneys collected by the Mortgagee under this Article II, Section 7 shall be applied by the Mortgagee in accordance with the provisions of Article II, Section 11 below.

         Section 8. Each and every right, power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other right, power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every right, power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Mortgagee or by the holder of any of the Indebtedness hereby secured in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

         Section 9. If at any time after an Event of Default and prior to any foreclosure action having been taken by the Mortgagee under any of the Loan Documents to realize upon the security provided by such documents, the Shipowner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Mortgagee consequent to such Events of Default, with interest at the rate provided for late payments herein, then the Mortgagee shall be required to first time, and thereafter may, but shall not be required to, accept such offer and payment and restore the Shipowner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

         Section 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Shipowner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

         Section 11. The proceeds of any sale of the Vessel received by the Mortgagee and the net earnings of any charter operation or other use of the Vessel received by the Mortgagee under any of the rights, powers or remedies herein specified and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

                  FIRST: To the payment of all expenses and charges, including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

                  SECOND: To the payment of the Indebtedness hereby secured whether due or not, including interest thereon to the date of such payment;

                  THIRD: To the payment of any surplus thereafter remaining to the Shipowner or to whomever may be entitled thereto.

         Section 12. Until one or more of the Events of Default shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings or equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously having provided for the replacement thereof by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Mortgage as a first naval mortgage thereon.

         Section 13. If the entire Indebtedness hereby secured is paid as and when the same becomes due and payable, and if the Shipowner also pays or causes to be paid all other sums payable by the Shipowner hereunder and under the Loan Agreement and the Note then this Mortgage and the lien, rights and interest hereby granted shall cease, determine and become null and void, and the Mortgagee shall, at the request of the Shipowner, execute and deliver such reasonable instrument or instruments of satisfaction as may be necessary to satisfy and discharge the lien hereof; and forthwith the estate, right, title and interest of the Mortgagee in and to all property subject to this Mortgage shall thereupon cease, determine and become null and void.


                                  ARTICLE III.

                                Sundry Provisions

         Section 1. The names, surnames, civil status, occupation and domicile of the Mortgagee and Shipowner are as follows:

MORTGAGEE:

         Name:                  RBF Finance Co.

         Civil Status:          Corporation organized under the laws of the
                                State of Delaware

         Occupation:                Lending Corporation

         Domicile:                  901 Threadneedle
                                    Houston, Texas 77079
                                    Telephone No.: (281)496-5000
                                    Telefax No.: (281) 496-0285

SHIPOWNER:

         Name:                      R&B Falcon Corporation

         Civil Status:              Corporation organized under the laws of the
                                State of Delaware

         Occupation:                Shipowner

         Domicile:                  901 Threadneedle
                                    Houston, Texas 77079
                                    Telephone No.: (281)496-5000
                                    Telefax No.: (281) 496-0285

         Section 2. All of the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage contained shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns. In the event of any assignment of this Mortgage, the term "Mortgagee", as used in this Mortgage, shall be deemed to mean any such assignee.

         Section 3. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

         Section 4. In the event that any provision of this Mortgage, the Loan Agreement or the Note shall be deemed invalid or unenforceable by reason of any present or future law or any decision of any authoritative court, the validity and enforceability of the other provisions hereof or thereof shall not be affected thereby.

         Section 5. The Shipowner agrees to pay all costs and expenses in connection with the preparation, execution and delivery of the Loan Agreement, the Note, this Mortgage and any other instrument contemplated thereby (including the fees and out-of-pocket expenses of counsel to the holder of the Note, the Loan Agreement, and to the Mortgagee and of local counsel selected by said counsel in any jurisdiction involved in the transactions contemplated by the Loan Agreement and this Mortgage) and costs and expenses, including counsel fees, in connection with the enforcement of the Loan Agreement, the Note, this Mortgage and any other instrument contemplated thereby, as well as costs for translations and any and all stamp and other taxes of every character, if any, now or hereafter in effect, whether foreign or domestic, not including taxes imposed on the income or assets of the Mortgagee by the United States of America or any political subdivisions thereof, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of the Loan Agreement, the Note, and this Mortgage, and any other instrument contemplated thereby and the payments to be made thereunder, whether any such tax be imposed upon the Mortgagee and to save the Mortgagee harmless from any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

         Section 6. This Mortgage may be executed in any number of counterparts, and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument. In case of any discrepancy between an English counterpart and the Spanish and the Notarial version thereof in Spanish, as between the parties hereto, the English counterpart shall control.

         Section 7. (a) Any notice or other communication to be given pursuant hereto shall be sent by hand or by postage prepaid letter or by cable or telegram or telefax or telex confirmed by letter and addressed:

         To the Shipowner:

                           R&B Falcon Corporation
                           901 Threadneedle
                           Houston, Texas 77079
                           Attention: President
                           Telephone No.: (281)496-5000
                           Telefax No.: (281) 496-0285

         To the Mortgagee:

                           RBF Finance Co.
                           901 Threadneedle
                           Houston, Texas 77079
                           Attention: President
                           Telephone No.: (281)496-5000
                           Telefax No.: (281) 496-0285


                  (b) Any notice of communication sent by postage prepaid letter shall be deemed to be received three days after mailing. Any notice or communication sent by telex or facsimile shall be deemed received at the opening of business the day after transmission. Any notice or communication sent by hand shall be deemed to be received on the day sent if sent during normal business hours and otherwise at the opening of business on the day following delivery.

         Section 8. No provision of this Mortgage, the Loan Agreement or the Note shall be deemed to constitute a waiver by the Mortgagee of the preferred status of this Mortgage given to foreign flag Vessel by 46 U.S.C. ss. 31325 and 31326, of the United States of America or comparable legislation of any other jurisdiction where this Mortgage may be enforced, and any provision of or incorporated in this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect.

         Section 9. All capitalized terms used in this Mortgage and not defined herein shall have the meanings given to them in the Loan Agreement.

         FIFTH: The Mortgagee hereby accepts all of the terms and conditions set forth in this First Naval Mortgage and the First
Naval Mortgage granted hereby.

         SIXTH: The Mortgagee and the Shipowner declare that they hereby confer a special Power of Attorney on Messrs. Arias, Fabrega & Fabrega, lawyers of Panama, Republic of Panama, empowering each of them individually to take all necessary steps to file and register this First Naval Mortgage in the appropriate registries of the Republic of Panama.

         IN WITNESS WHEREOF, the parties hereto have executed this Mortgage as of the day and year first above written.


                                            R&B FALCON CORPORATION



                                            By:   /s/ ROBERT FULTON
                                               --------------------------------
                                            Name:   Robert Fulton
                                                 -------------------------------
                                            Title:  Executive Vice President
                                                   -----------------------------


                                            RBF FINANCE CO.



                                            By:   /s/ STEVEN WEBSTER
                                               --------------------------------
                                            Name:   Steven Webster
                                                 -------------------------------
                                            Title:  President
                                                   -----------------------------

                                 ACKNOWLEDGEMENT

STATE  OF TEXAS                 )
                                )
COUNTY OF HARRIS                )

         On this 12th day of April, 1999, before me personally appeared Robert Fulton known to me to be the Executive Vice President of R&B Falcon Corporation, the party described in and that executed the foregoing instrument on behalf of said corporation and acknowledged to me that he signed his name thereto by authority of the Board of Directors of said corporation and as the free act and deed of such corporation and that his signature on said instrument was set thereon in my presence and is therefore authentic.


                                    /s/ PHYLLIS A. DAVIS
                                    --------------------------------------------
                                    Notary Public

                                    [Seal]

                                 ACKNOWLEDGEMENT


STATE  OF TEXAS                  )
                                 )
COUNTY OF HARRIS                 )

         On this 12th day of April, 1999, before me personally appeared Steven Webster known to me to be the President of R&B Falcon Corporation, the party described in and that executed the foregoing instrument on behalf of said corporation and acknowledged to me that he signed his name thereto by authority of the Board of Directors of said corporation and as the free act and deed of such corporation and that his signature on said instrument was set thereon in my presence and is therefore authentic.


                                    /S/ PHYLLIS A. DAVIS
                                    --------------------------------------------
                                    Notary Public

                                    [Seal]